UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On March 21, 2024, Golden Minerals Company (the “Company”) received written notice from Barrick Gold Corporation (“Barrick”), notifying the Company of Barrick’s election to terminate the Earn-In Agreement, dated as of April 9, 2020, by and among the Company, several of the Company’s directly and indirectly wholly owned subsidiaries, and Barrick (the “Earn-In Agreement”) under which Barrick acquired an option to earn a 70% interest in the Company’s El Quevar project located in the Salta Province of Argentina.

Pursuant to the terms of the Earn-In Agreement, in order to earn the undivided 70% interest in the El Quevar project, Barrick must: (A) incur a total of $10 million in work expenditures over a total of eight years ($0.5 million per year in years one and two, $1 million per year in years three, four and five, and $2 million per year in years six, seven and eight); (B) deliver to the Company a National Instrument 43-101 compliant pre-feasibility study pursuant to the parameters set forth in the Earn-In Agreement; and (C) deliver a written notice to exercise the Option to the Company within the term of the Earn-In Agreement. Additionally, Barrick may terminate the Earn-In Agreement at any time after spending a minimum of $1 million in work expenditures (the “Expenditure Commitment”) and upon providing 30 days’ notice to the Company.

Barrick has performed the Expenditure Commitment and the termination of the Earn-In Agreement will become effective on April 20, 2024.

The foregoing description of the Earn-In Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Earn-In Agreement, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Item 7.01	Regulation FD Disclosure.

On March 27, 2024, the Company issued a press release announcing the termination of the Earn-In Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit No.	Description
99.1	Press release of Golden Minerals Company, dated March 27, 2024, announcing that Barrick has elected to terminate the Earn-In Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024

Golden Minerals Company

By:	/s/ Julie Z. Weedman
	Name:	Julie Z. Weedman
	Title:	Senior Vice President and Chief Financial Officer